UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020 (February 20, 2020)

HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38435	82-3620361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive office, including zip code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 par value	HPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

On February 20, 2020, HighPoint Resources Corporation (the "Company") entered into an amendment to the Stockholders Agreement dated as of March 19, 2018, by and among the Company, Fifth Creek Energy Company, LLC ("FCEC") and NGP Natural Resources XI, L.P. (the "Amendment"), pursuant to which the parties agreed to decrease the size of the Company's board of directors from twelve to eight effective as of the next annual meeting of stockholders scheduled for April 28, 2020, or any adjournment or postponement thereof, and a corresponding change in the number of board representatives that FCEC will be entitled to designate based on its ownership interest.

The foregoing description of the Amendment is qualified in its entirety by reference to the full and complete terms of the Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02.    Results of Operations and Financial Condition

On February 26, 2020 the Company issued a press release containing financial and operating results for the quarter and year ended December 31, 2019, certain unaudited operating results for year-end 2019 and certain operating guidance for 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company plans to host a webcast and conference call at 9:00 a.m. Eastern time (7:00 a.m. Mountain time) on Thursday, February 27, 2020 to discuss these results. The webcast may be accessed at the Company's website (www.hpres.com), or by telephone by calling 855-760-8152 (631-485-4979 international callers) with passcode 7246819. The webcast will remain available on the Company's website for approximately 30 days, and a replay of the call will be available through Thursday, March 5, 2020 at 855-859-2056 (404-537-3406 international) with passcode 7246819.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.    Regulation FD Disclosure

Fourth Quarter 2019 Results Webcast and Conference Call

The Company plans to host a webcast and conference call at 9:00 a.m. Eastern time (7:00 a.m. Mountain time) on Thursday, February 27, 2020 to discuss its financial and operating results for the fourth quarter of 2019. The webcast may be accessed at the Company's website (www.hpres.com), or by telephone by calling 855-760-8152 (631-485-4979 international callers) with passcode 7246819. The webcast will remain available on the Company's website for approximately 30 days, and a replay of the call will be available through Thursday, March 5, 2020 at 855-859-2056 (404-537-3406 international) with passcode 7246819.

All statements in the webcast and conference call, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Update

A February 2020 Corporate Update will be posted to the Company's website (www.hpres.com) prior to the start of the webcast and conference call scheduled at 9:00 a.m. Eastern time (7:00 a.m. Mountain time) on Thursday, February 27, 2020.

All statements in the presentation, other than statements of historical fact, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibits

10.1	Amendment No. 1 to Stockholders Agreement

99.1	Press Release, dated February 26, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 26, 2020	HIGHPOINT RESOURCES CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Amendment No. 1 to Stockholders Agreement

99.1	Press Release, dated February 26, 2020.